MERRILL LYNCH
BASIC VALUE
FUND, INC.



FUND LOGO



Annual Report

June 30, 2000



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch
Basic Value Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



MERRILL LYNCH BASIC VALUE FUND, INC.


TO OUR SHAREHOLDERS

Economic slowing has finally arrived in the United States. As a result, significant increases in inflation and interest rates appear less likely, which usually is good news for financial assets. On the other hand, profit growth is likely to decelerate from unsustainably high levels.

Investor sentiment changed significantly during the first half of 2000. In general, concerns centered on economic growth being too strong. A recent inflection may indicate healthy, but slower economic and profit growth in the second half of the year. Following potential uncertainty during the adjustment period, the sustainability of the economic expansion could buoy investor expectations.

During the first half of the year, equity investors switched gears from an excessive focus on momentum, which was prevalent during most of 1999. This transition to a more balanced focus on both valuation and earnings growth, which began in March, can provide a healthier investment backdrop. However, this change has caused deterioration in many extremely highly valued securities with speculative fundamentals and improvement in previously neglected, solidly performing companies.

In the coming months, we believe investors are likely to focus on continuing cyclical economic developments as well as the presidential election campaign. Cyclical concerns remain increasing labor costs as well as volatile, but rising, commodity prices. Federal budget policy, social security funding options and trade policy are likely to shape investor interest in the outcome of the election. Generally, financial markets have tended to do better under divided governments, preferring legislative gridlock. In part, US markets historically have done well as a result of fiscal policy restraint and could react poorly to any significant reversal of that trend.

Despite near-term uncertainties surrounding economic slowdown, earnings growth and valuation levels, long-term forces supporting US economic and financial market leadership seem to remain in place. Chief among these are continued heavy investments in technology, telecommunications and other efficiency-enhancing projects, thus potentially enabling productivity-led growth.

Portfolio Matters
Our overall philosophy is to invest in companies whose valuations predominantly meet one of four rather strict criteria. We will consider a stock whose price/earnings ratio is roughly two-thirds or below the overall stock market, a stock whose price to cash flow is below that of the market, a stock whose price/book ratio is half of the overall market and a stock that has a dividend yield that is greater than the overall market. The caveat to the rigorous fundamental analysis we employ is that, in general, we are contrarian thinkers. We seek quality companies with great management teams whose stock is temporarily out of favor in the market for one reason or another, perhaps as a result of a short-term earnings shortfall or a product transition or a restructuring situation.

Since the advent of the Internet, there has been widespread debate of new economy versus old economy. If old economy means investing in companies that have measurable revenues, tangible cash flow, meaningful earnings and real customers, then we are guilty of being old economy. Having said that, the focus of this Fund is not about buying only inexpensive stocks whose companies' sole fortunes are tied to the economic cycle. The Internet is real and has created a new mechanism for companies to do business and consumers to access information. We want to make sure that our holdings understand the vital importance of the Internet and can use it to better grow their revenues and earnings. We consider ourselves to be new old economy in that respect. We do believe that in the new economy companies have to have a viable business model that allows them to reinvest in their business rather than solely relying on the public markets for access to capital. Despite what many would have us believe, earnings, cash flow and revenues do matter. Companies that can demonstrate successful business models will be long-term winners. This is not a fund that invests in fly-by-night companies whose stock market valuations are exorbitant. This is a value fund that invests in great companies with reasonable valuations.



Merrill Lynch Basic Value Fund, Inc.
June 30, 2000


We were very active in the first six months of the year. We eliminated many positions in the Fund that were either very small or had limited growth expectations. These included American Home Products Corporation, Bethlehem Steel Corporation, Darden Restaurants, Inc., Imperial Chemical Industries PLC, Kmart Corporation, PartnerRe Ltd., Venator Group, Inc., Cinergy Corp., Consolidated Edison, Inc., Entergy Corporation, Liberty Property Trust, National City Corporation, NiSource Inc., Public Service Enterprise Group Incorporated, Simon Property Group, Inc., Texas Utilities Company and AstraZeneca Group PLC. We sold other issues as we grew worried about a slowing economy in the face of a series of Federal Reserve Board interest rate increases. These included General Motors Corporation, USX-U.S. Steel Group, Union Carbide Corporation and ITT Industries, Inc. We sold our position in Philip Morris Companies Inc. as we grew weary of the never-ending legal battles facing the company. We eliminated Chevron Corporation and Texaco Inc. as we took advantage of lofty stock prices in the face of higher oil prices. We sold Texas Instruments Incorporated following the stock's meteoric rise as the semiconductor industry experienced great growth. Our holdings in Atlantic Richfield Company were merged into another Fund holding, BP Amoco PLC, following a merger of the two companies. On July 3, 2000, our holdings of GTE Corporation were merged into Bell Atlantic Corporation after the two companies merged. Our holdings in U S West took on the new name Quest Communications following that merger after the close of the period.

On the buy side, we initiated positions in Abbott Laboratories, Bristol-Myers Squibb Company, Fox Entertainment Group, Inc., National Semiconductor Corporation, Northrop Grumman Corporation, PepsiCo, Inc., Phelps Dodge Corporation, The Procter & Gamble Company, Unocal Corporation, USA Networks, Inc., WorldCom Inc. and Xerox Corporation.

To highlight a few, we purchased Bristol-Myers Squibb following the company's delayed launch of a hypertension drug and $30 billion market cap drop. We believe this decline was overdone for a drug that was supposed to add only 1% growth to the company's top line. We bought Procter & Gamble following the company's second earnings disappointment at 17 times current earnings estimates. We believe much of the bad news is reflected in the stock and believe new management will fix the current problems of this leading consumer product company.

WorldCom, Inc.'s stock has languished following its announcement of a merger with Sprint Corp. There has been wide speculation as to whether the US Justice Department would allow the merger because of antitrust issues. WorldCom is the leading Internet backbone company and the stock has traded down to a discount to the market on a price/earnings ratio despite the company's earnings growth history. Despite what happens with a potential Sprint acquisition, we believe the stock will do better once there is clarity of the situation.

Fiscal Year in Review
The 12 months ended June 30, 2000 were difficult for the Fund. Our holdings in many basic industry and capital goods stocks inhibited performance as these stocks underperformed as fears of a pending economic slowdown weighed on these economically sensitive companies. As a result, the Fund's Class A, Class B, Class C and Class D Shares had declines of -5.98%, -6.94%, -6.95% and -6.19%, respectively, for the year ended June 30, 2000, significantly below that of the Standard & Poor's (S&P) 500 Index. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 4-6 of this report to shareholders.) However, in the context of how we manage the Fund, the Fund's returns were roughly equal with that of the S&P/Barra Value Index, which had a return of -5.11% for the same 12-month period. Since we are value managers and are style consistent, comparing our performance to a value benchmark is highly appropriate. We remain confident that the strategies put in place can provide for improved investment performance in the upcoming months.

In Conclusion
Value investing has gone through a difficult time in the last few years as the advent of the Internet has led to an infatuation with technology and Internet companies, in some cases regardless of valuation. We think the period between March and May, when the NASDAQ Composite lost 40% of its value, highlighted the importance of having a properly balanced portfolio. In fact, during this volatile three-month stretch for the NASDAQ, the Fund actually rose 15% following a difficult first two months of the year. Value investing, which has been around for decades, will not disappear because of the Internet. We believe investors should not have all of their eggs in any one basket and that an investment in the Fund can be a good tool for achieving a balanced portfolio. We thank you for your investment in Merrill Lynch Basic Value Fund, Inc., and we look forward to serving your investment needs in the months and years ahead.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Kevin M. Rendino)
Kevin M. Rendino
Senior Vice President and Portfolio Manager



August 8, 2000



Merrill Lynch Basic Value Fund, Inc.
June 30, 2000



OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
M. Colyer Crum, Director
Laurie Simon Hodrick, Director
Jack B. Sunderland, Director
J. Thomas Touchton, Director
Fred G. Weiss, Director
Arthur Zeikel, Director
Robert C. Doll, Jr., Senior Vice President
Kevin M. Rendino, Senior Vice President and Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Thomas D. Jones, III, Secretary

Custodian
The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863



Merrill Lynch Basic Value Fund, Inc.
June 30, 2000


PERFORMANCE DATA


About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contin-gent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume re-investment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Average Annual Total Return

                                    % Return Without  % Return With
                                       Sales Charge   Sales Charge**

Class A Shares*

Year Ended 6/30/00                        - 5.98%        -10.92%
Five Years Ended 6/30/00                  +15.64         +14.40
Ten Years Ended 6/30/00                   +14.40         +13.78

 *Maximum sales charge is 5.25%. (Prior to October 21, 1994, Class A
  Shares were offered at a higher sales charge. Thus, actual returns would have been lower than shown for the ten-year period.)
**Assuming maximum sales charge.


                                         % Return       % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 6/30/00                        - 6.94%        -10.31%
Five Years Ended 6/30/00                  +14.47         +14.47
Ten Years Ended 6/30/00                   +13.24         +13.24

 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.



                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 6/30/00                        - 6.95%        - 7.79%
Five Years Ended 6/30/00                  +14.45         +14.45
Inception (10/21/94)
through 6/30/00                           +15.49         +15.49

 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 6/30/00                        - 6.19%        -11.12%
Five Years Ended 6/30/00                  +15.35         +14.12
Inception (10/21/94)
through 6/30/00                           +16.40         +15.30

 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



Merrill Lynch Basic Value Fund, Inc.
June 30, 2000


PERFORMANCE DATA (continued)


Total Return Based on a $10,000 Investment

A line graph depicting the growth of ML Basic Value Fund, Inc.'s
Class A and Class B Shares compared to growth of the S&P 500
Index++++. Beginning and ending values are:


                                       6/90           6/00

ML Basic Value Fund, Inc.*--
Class A Shares*                       $10,000        $36,372
ML Basic Value Fund, Inc.*--
Class B Shares                        $10,000        $34,665
S&P 500 Index++++                     $10,000        $51,461



A line graph depicting the growth of ML Basic Value Fund, Inc.'s
Class C and Class D Shares compared to growth of the S&P 500
Index++++. Beginning and ending values are:

                                       6/90           6/00

ML Basic Value Fund, Inc.*--
Class C Shares*                       $10,000        $22,703
ML Basic Value Fund, Inc.*--
Class D Shares                        $10,000        $22,494
S&P 500 Index++++                     $10,000        $34,759


   *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
  **Commencement of operations.
  ++ML Basic Value Fund, Inc. invests in securities, primarily equities, that management of the Fund believes are undervalued and therefore represent basic investment value.
++++This unmanaged broad-based Index is comprised of common stocks.

    Past performance is not predictive of future performance.



Merrill Lynch Basic Value Fund, Inc.
June 30, 2000


PERFORMANCE DATA (concluded)

Recent Performance Results
                                                                                     Ten Years/
                                                   6 Month         12 Month       Since Inception
As of June 30, 2000                              Total Return    Total Return       Total Return
ML Basic Value Fund Class A Shares*                  -2.70%          -5.98%           +283.85%
ML Basic Value Fund Class B Shares*                  -3.20           -6.94            +246.62
ML Basic Value Fund Class C Shares*                  -3.21           -6.95            +127.03
ML Basic Value Fund Class D Shares*                  -2.81           -6.19            +137.38
Dow Jones Industrial Average**                       -8.47           -3.32        +364.01/+201.67
Standard & Poor's 500 Index**                        -0.42           +7.25        +414.61/+247.58

 *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The
  Fund's ten-year/since inception periods are ten years for Class A and Class B Shares and from 10/21/94 for Class C and Class D Shares, respectively.
**An unmanaged broad-based index comprised of common stocks. Ten years/since inception total returns are for ten years and from 10/21/94, respectively.


Merrill Lynch Basic Value Fund, Inc.
June 30, 2000


SCHEDULE OF INVESTMENTS
                              Shares                                                                                  Percent of
Industry                       Held                      Stocks                           Cost              Value     Net Assets

Low Price-to-Book Value
Communications                5,000,000    AT&T Corp.                                $  143,844,217    $   158,125,000    1.6%
Insurance                     3,300,000    American General Corporation                 102,908,091        201,300,000    2.0
Aerospace & Defense           3,800,000    The Boeing Company                           127,722,727        158,887,500    1.6
Farm Equipment                4,300,000    Deere & Company                               99,032,229        159,100,000    1.6
Oil Services & Equipment      4,450,000    Diamond Offshore Drilling, Inc.              175,890,570        156,306,250    1.6
Engineering & Construction    3,500,000    Fluor Corporation                            165,573,707        110,687,500    1.1
Automotive                    4,900,000    Ford Motor Company                           104,768,279        210,700,000    2.1
Broadcasting/Media            4,550,000  ++Fox Entertainment Group, Inc. (Class A)      120,130,690        138,206,250    1.4
Insurance                     3,700,000    The Hartford Financial Services Group,
                                             Inc.++++                                    73,013,088        206,968,750    2.1
Paper & Forest Products       3,200,000    International Paper Company                  129,954,457         95,400,000    1.0
Electronics                   9,000,000    Koninklijke (Royal) Philips Electronics
                                             NV (NY Registered Shares)                   51,550,688        427,500,000    4.3
Aerospace & Defense           6,400,000    Lockheed Martin Corporation                  138,044,987        158,800,000    1.6
Aerospace & Defense             450,000    Northrop Grumman Corporation                  21,292,847         29,812,500    0.3
Metals & Mining               2,100,000    Phelps Dodge Corporation                      95,641,508         78,093,750    0.8
Fertilizers                   1,021,100    Potash Corporation of Saskatchewan Inc.       73,621,324         56,351,956    0.6
Electronics                   2,100,000    Tektronix, Inc.                               54,233,196        155,400,000    1.6
Telecommunications            4,700,000  ++Telefonica SA (ADR)*                          65,444,274        301,093,750    3.0
Entertainment                   212,500  ++USA Networks, Inc.                             4,568,750          4,595,313    0.0
Railroads                     4,050,000    Union Pacific Corporation                    179,096,186        150,609,375    1.5
Banking                       7,800,000    Wells Fargo Company                          119,205,680        302,250,000    3.1
                                                                                     --------------     --------------  ------
                                                                                      2,045,537,495      3,260,187,894   32.9



Below-Average Price/Earnings Ratio

Insurance                     5,168,500    The Allstate Corporation                      65,722,737        114,999,125    1.2
Financial Services            5,200,000    Associates First Capital Corporation
                                             (Class A)                                  115,855,432        116,025,000    1.2
Banking                       4,200,000    Bank One Corporation                         131,464,321        111,562,500    1.1
Banking                       1,900,000    Bank of America Corporation                   37,962,925         81,700,000    0.8
Farm Equipment                3,000,000    Caterpillar Inc.                             157,509,309        101,625,000    1.0
Banking                       7,600,000    Citigroup Inc.                                56,214,538        457,900,000    4.6
Information Processing        7,000,000    Compaq Computer Corporation                  190,440,541        178,937,500    1.8
Automotive                    6,694,000    Delphi Automotive Systems Corporation        103,994,091         97,481,375    1.0
Photography                   2,700,000    Eastman Kodak Company                        160,668,501        160,650,000    1.6
Diversified                   1,825,000    Eaton Corporation                            102,135,833        122,275,000    1.2
Retail                        2,400,000  ++Federated Department Stores, Inc.             70,969,299         81,000,000    0.8
Chemicals                     4,400,000    Hercules Incorporated                        110,934,635         61,875,000    0.6
Machinery                     3,000,000    Ingersoll-Rand Company                        72,896,246        120,750,000    1.2
Semiconductors                  750,000  ++National Semiconductor Corporation            35,913,915         42,562,500    0.5
Household Products            2,300,000    The Procter & Gamble Company                 131,746,154        131,675,000    1.3
Retail                        4,000,000    Sears, Roebuck & Co.                         114,263,422        130,500,000    1.3
Electrical Equipment          4,125,000    Thomas & Betts Corporation++++               153,630,183         78,890,625    0.8
Information Processing        6,100,000  ++Unisys Corporation                            83,429,514         88,831,250    0.9
Energy--Exploration &         4,107,000    Unocal Corporation                           113,421,402        136,044,375    1.4
  Production
Automotive                      641,572  ++Visteon Corporation                            4,570,355          7,779,057    0.1
Savings & Loans               2,000,000    Washington Mutual, Inc.                       23,287,541         57,750,000    0.6
Telecommunications            3,900,000  ++WorldCom, Inc.                               170,527,335        178,912,500    1.8
Information Processing        3,300,000    Xerox Corporation                             91,258,822         68,475,000    0.7
                                                                                     --------------     --------------  ------
                                                                                      2,298,817,051      2,728,200,807   27.5



Merrill Lynch Basic Value Fund, Inc.
June 30, 2000

SCHEDULE OF INVESTMENTS (concluded)
                              Shares                                                                                  Percent of
Industry                       Held                      Stocks                           Cost              Value     Net Assets

Above-Average Yield
Hospital Supplies             1,700,000    Abbott Laboratories                       $   56,149,504    $    75,756,250    0.8%
Oil--International            4,000,000    BP Amoco PLC (ADR)*                           92,643,947        226,250,000    2.3
Telecommunications            2,000,000  ++Bell Atlantic Corporation                     50,178,712        101,625,000    1.0
Pharmaceuticals               2,700,000    Bristol-Myers Squibb Company                 135,126,488        157,275,000    1.6
Utilities--Electric           2,000,000    Duke Energy Corporation                      123,349,610        112,750,000    1.1
Chemicals                     3,600,000    E.I. du Pont de Nemours and Company          172,769,333        157,500,000    1.6
Electrical Equipment          2,600,000    Emerson Electric Co.                         149,085,999        156,975,000    1.6
Oil--International            6,000,000    Exxon Mobil Corporation                      176,911,597        471,000,000    4.7
Banking                       4,500,000    First Union Corporation                      181,748,562        111,656,250    1.1
Telecommunications            3,300,000    GTE Corporation                              111,511,851        205,425,000    2.1
Foods                         3,900,000    General Mills, Inc.                          101,788,117        149,175,000    1.5
Utilities--Electric           1,400,000    PECO Energy Company                           29,627,853         56,437,500    0.6
Beverages                     1,200,000    PepsiCo, Inc.                                 46,879,406         53,325,000    0.5
Oil--International            4,000,000    Royal Dutch Petroleum Company
                                             (NY Registered Shares)                      86,434,663        246,250,000    2.5
Telecommunications            5,000,000    SBC Communications Inc.                      118,431,865        216,250,000    2.2
Foods/Food Processing         6,400,000    Sara Lee Corporation                         148,106,121        123,600,000    1.3
Telecommunications            1,750,000    U S WEST, Inc.                                42,747,635        150,062,500    1.5
                                                                                     --------------     --------------  ------
                                                                                      1,823,491,263      2,771,312,500   28.0

Special Situations

Capital Equipment               762,800  ++Agilent Technologies, Inc.                    24,217,155         56,256,500    0.6
Oil Services & Equipment      4,000,000    Halliburton Company                          104,403,692        188,750,000    1.9
Computer Hardware             1,700,000    Hewlett-Packard Company                       75,547,883        212,287,500    2.1
Computer Hardware             4,100,000    International Business Machines
                                             Corporation                                 76,723,695        449,206,250    4.5
Chemicals                     2,500,000    Pharmacia Corporation                         89,145,267        129,218,750    1.3
                                                                                     --------------     --------------  ------
                                                                                        370,037,692      1,035,719,000   10.4

                                           Total Stocks                               6,537,883,501      9,795,420,201   98.8


                               Face
                              Amount                     Issue

Short-Term Securities

Commercial Paper**         $100,025,000    Associates Corporation of North America,
                                             7% due 7/03/2000                            99,966,652         99,966,652    1.0

                                           Total Short-Term Securities                   99,966,652         99,966,652    1.0

Total Investments (Cost--$6,637,850,153)                                             $6,637,850,153      9,895,386,853   99.8
                                                                                     ==============
Other Assets Less Liabilities                                                                               14,990,219    0.2
                                                                                                        --------------  ------
Net Assets                                                                                              $9,910,377,072  100.0%
                                                                                                        ==============  ======


   *American Depositary Receipts (ADR).
  **Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.
  ++Non-income producing security.
++++Investments in companies 5% or more of whose outstanding securities are held by the Fund (such companies are defined as "Affiliated Companies" in section 2(a)(3) of the Investment Company
    Act of 1940) are as follows:

                                          Net Share       Net         Dividend
    Industry         Affiliate            Activity        Cost         Income

    Insurance      The Hartford           1,200,000   $41,857,444    $2,644,000
                      Financial
                      Services Group, Inc.
    Electrical     Thomas & Betts
       Equipment      Corporation         2,125,000   $59,117,985    $2,749,656


    See Notes to Financial Statements.


Merrill Lynch Basic Value Fund, Inc.
June 30, 2000


FINANCIAL INFORMATION

Statement of Assets and Liabilities as of June 30, 2000
Assets:             Investments, at value (identified cost--$6,637,850,153)                              $ 9,895,386,853
                    Cash                                                                                          94,766
                    Receivables:
                      Securities sold                                                 $    65,861,428
                      Dividends                                                            15,420,502
                      Capital shares sold                                                  13,598,838         94,880,768
                                                                                      ---------------
                    Prepaid registration fees and other assets                                                   181,337
                                                                                                         ---------------
                    Total assets                                                                           9,990,543,724
                                                                                                         ---------------


Liabilities:        Payables:
                      Capital shares redeemed                                              41,608,208
                      Securities purchased                                                 27,144,076
                      Distributor                                                           3,613,432
                      Investment adviser                                                    3,221,058         75,586,774
                                                                                      ---------------
                    Accrued expenses and other liabilities                                                     4,579,878
                                                                                                         ---------------
                    Total liabilities                                                                         80,166,652
                                                                                                         ---------------


Net Assets:         Net assets                                                                           $ 9,910,377,072
                                                                                                         ===============


Net Assets          Class A Shares of Common Stock, $.10 par value, 400,000,000
Consist of:         shares authorized                                                                    $    11,924,260
                    Class B Shares of Common Stock, $.10 par value, 400,000,000
                    shares authorized                                                                          9,098,949
                    Class C Shares of Common Stock, $.10 par value, 200,000,000
                    shares authorized                                                                          1,151,639
                    Class D Shares of Common Stock, $.10 par value, 200,000,000
                    shares authorized                                                                          4,770,781
                    Paid-in capital in excess of par                                                       5,740,179,999
                    Undistributed investment income--net                                                      62,008,656
                    Undistributed realized capital gains on investments and
                    foreign currency transactions--net                                                       823,706,088
                    Unrealized appreciation on investments--net                                            3,257,536,700
                                                                                                         ---------------
                    Net assets                                                                           $ 9,910,377,072
                                                                                                         ===============

Net Asset Value:    Class A--Based on net assets of $4,426,635,080 and 119,242,595
                             shares outstanding                                                          $         37.12
                                                                                                         ===============
                    Class B--Based on net assets of $3,305,961,055 and 90,989,493
                             shares outstanding                                                          $         36.33
                                                                                                         ===============
                    Class C--Based on net assets of $413,239,981 and 11,516,392
                             shares outstanding                                                          $         35.88
                                                                                                         ===============
                    Class D--Based on net assets of $1,764,540,956 and 47,707,813
                             shares outstanding                                                          $         36.99
                                                                                                         ===============


                    See Notes to Financial Statements.


Merrill Lynch Basic Value Fund, Inc.
June 30, 2000


FINANCIAL INFORMATION (continued)

Statement of Operations for the Year Ended June 30, 2000
Investment          Dividends (net of $2,231,224 foreign withholding tax)                                $   232,472,261
Income:             Interest and discount earned                                                              23,637,423
                    Other                                                                                        686,978
                                                                                                         ---------------
                    Total income                                                                             256,796,662
                                                                                                         ---------------

Expenses:           Investment advisory fees                                          $    45,982,909
                    Account maintenance and distribution fees--Class B                     41,246,049
                    Transfer agent fees--Class A                                            6,729,741
                    Transfer agent fees--Class B                                            6,400,026
                    Account maintenance and distribution fees--Class C                      4,769,630
                    Account maintenance fees--Class D                                       4,663,337
                    Transfer agent fees--Class D                                            2,514,699
                    Transfer agent fees--Class C                                              783,592
                    Accounting services                                                       772,649
                    Custodian fees                                                            413,576
                    Printing and shareholder reports                                          359,653
                    Professional fees                                                         196,328
                    Registration fees                                                         195,070
                    Pricing fees                                                               49,549
                    Directors' fees and expenses                                               43,179
                    Other                                                                     202,368
                                                                                      ---------------
                    Total expenses                                                                           115,322,355
                                                                                                         ---------------
                    Investment income--net                                                                   141,474,307
                                                                                                         ---------------

Realized &          Realized gain (loss) from:
Unrealized Gain       Investments--net                                                  1,093,573,875
(Loss) on             Foreign currency transactions--net                                       (5,437)     1,093,568,438
Investments &                                                                         ---------------
Foreign Currency    Change in unrealized appreciation on:
Transactions--Net:    Investments--net                                                 (2,059,146,000)
                      Foreign currency transactions--net                                         (265)    (2,059,146,265)
                                                                                      ---------------    ---------------
                    Net Decrease in Net Assets Resulting from Operations                                 $  (824,103,520)
                                                                                                         ===============

                    See Notes to Financial Statements.


Merrill Lynch Basic Value Fund, Inc.
June 30, 2000


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                                 For the Year
                                                                                                Ended June 30,
Increase (Decrease) in Net Assets:                                                         2000                1999
Operations:         Investment income--net                                            $   141,474,307    $   183,364,066
                    Realized gain on investments and foreign currency
                    transactions--net                                                   1,093,568,438        860,992,271
                    Change in unrealized appreciation on investments and
                    foreign currency transactions--net                                 (2,059,146,265)       540,926,112
                                                                                      ---------------    ---------------
                    Net increase (decrease) in net assets resulting from
                    operations                                                           (824,103,520)     1,585,282,449
                                                                                      ---------------    ---------------

Dividends &         Investment income--net:
Distributions to      Class A                                                             (93,013,200)      (115,384,648)
Shareholders:         Class B                                                             (34,515,924)       (52,615,335)
                      Class C                                                              (4,093,536)        (5,952,343)
                      Class D                                                             (29,446,702)       (31,919,617)
                    Realized gain on investments--net:
                      Class A                                                            (433,005,279)      (342,278,197)
                      Class B                                                            (379,827,183)      (297,574,541)
                      Class C                                                             (43,240,165)       (32,811,336)
                      Class D                                                            (157,636,048)      (104,731,011)
                                                                                      ---------------    ---------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                      (1,174,778,037)      (983,267,028)
                                                                                      ---------------    ---------------

Capital Share       Net decrease in net assets derived from capital share
Transactions:       transactions                                                         (974,351,249)      (856,068,652)
                                                                                      ---------------    ---------------

Net Assets:         Total decrease in net assets                                       (2,973,232,806)      (254,053,231)
                    Beginning of year                                                  12,883,609,878     13,137,663,109
                                                                                      ---------------    ---------------
                    End of year*                                                      $ 9,910,377,072    $12,883,609,878
                                                                                      ===============    ===============

                   *Undistributed investment income--net                              $    62,008,656    $    81,609,148
                                                                                      ===============    ===============

                    See Notes to Financial Statements.


Merrill Lynch Basic Value Fund, Inc.
June 30, 2000


FINANCIAL INFORMATION (continued)

Financial Highlights
The following per share data and ratios have been derived                             Class A
from information provided in the financial statements.                      For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                         2000++      1999++      1998++      1997++       1996
Per Share           Net asset value, beginning of year       $    43.70  $    41.55  $    36.50  $    30.22   $    26.44
Operating                                                    ----------  ----------  ----------  ----------   ----------
Performance:        Investment income--net                          .66         .76         .83         .81          .80
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                             (3.14)       4.61        7.23        7.66         4.31
                                                             ----------  ----------  ----------  ----------   ----------
                    Total from investment operations              (2.48)       5.37        8.06        8.47         5.11
                                                             ----------  ----------  ----------  ----------   ----------
                    Less dividends and distributions:
                      Investment income--net                       (.72)       (.81)       (.78)       (.80)        (.76)
                      Realized gain on investments--net           (3.38)      (2.41)      (2.23)      (1.39)        (.57)
                                                             ----------  ----------  ----------  ----------   ----------
                    Total dividends and distributions             (4.10)      (3.22)      (3.01)      (2.19)       (1.33)
                                                             ----------  ----------  ----------  ----------   ----------
                    Net asset value, end of year             $    37.12  $    43.70  $    41.55  $    36.50   $    30.22
                                                             ==========  ==========  ==========  ==========   ==========

Total Investment    Based on net asset value per share           (5.98%)     14.54%      23.23%      29.95%       19.92%
Return:*                                                     ==========  ==========  ==========  ==========   ==========

Ratios to Average   Expenses                                       .56%        .55%        .54%        .55%         .56%
Net Assets:                                                  ==========  ==========  ==========  ==========   ==========
                    Investment income--net                        1.68%       1.95%       2.14%       2.54%        2.88%
                                                             ==========  ==========  ==========  ==========   ==========

Supplemental        Net assets, end of year (in
Data:               thousands)                               $4,426,635  $5,521,623  $5,888,853  $4,921,834   $3,587,558
                                                             ==========  ==========  ==========  ==========   ==========
                    Portfolio turnover                           27.80%      15.52%      17.79%      13.00%       13.94%
                                                             ==========  ==========  ==========  ==========   ==========

                                                                                          Class B
                                                                            For the Year Ended June 30,
                                                               2000++      1999++      1998++      1997++       1996
Per Share           Net asset value, beginning of year       $    42.84  $    40.78  $    35.89  $    29.76   $    26.08
Operating                                                    ----------  ----------  ----------  ----------   ----------
Performance:        Investment income--net                          .26         .36         .43         .48          .53
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                             (3.08)       4.53        7.11        7.55         4.23
                                                             ----------  ----------  ----------  ----------   ----------
                    Total from investment operations              (2.82)       4.89        7.54        8.03         4.76
                                                             ----------  ----------  ----------  ----------   ----------
                    Less dividends and distributions:
                      Investment income--net                       (.31)       (.42)       (.42)       (.51)        (.51)
                      Realized gain on investments--net           (3.38)      (2.41)      (2.23)      (1.39)        (.57)
                                                             ----------  ----------  ----------  ----------   ----------
                    Total dividends and distributions             (3.69)      (2.83)      (2.65)      (1.90)       (1.08)
                                                             ----------  ----------  ----------  ----------   ----------
                    Net asset value, end of year             $    36.33  $    42.84  $    40.78  $    35.89   $    29.76
                                                             ==========  ==========  ==========  ==========   ==========

Total Investment    Based on net asset value per share           (6.94%)     13.40%      21.97%      28.61%       18.71%
Return:*                                                     ==========  ==========  ==========  ==========   ==========

Ratios to Average   Expenses                                      1.57%       1.57%       1.56%       1.57%        1.58%
Net Assets:                                                  ==========  ==========  ==========  ==========   ==========
                    Investment income--net                         .67%        .93%       1.13%       1.53%        1.86%
                                                             ==========  ==========  ==========  ==========   ==========

Supplemental        Net assets, end of year (in
Data:               thousands)                               $3,305,961  $4,846,702  $4,976,004  $4,088,755   $3,288,963
                                                             ==========  ==========  ==========  ==========   ==========
                    Portfolio turnover                           27.80%      15.52%      17.79%      13.00%       13.94%
                                                             ==========  ==========  ==========  ==========   ==========


                   *Total investment returns exclude the effects of sales charges.
                  ++Based on average shares outstanding.

                    See Notes to Financial Statements.


Merrill Lynch Basic Value Fund, Inc.
June 30, 2000


FINANCIAL INFORMATION (continued)

Financial Highlights (continued)
The following per share data and ratios have been derived                              Class C
from information provided in the financial statements.                       For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                         2000++     1999++       1998++      1997++      1996
Per Share           Net asset value, beginning of year       $    42.37  $    40.39  $    35.59  $    29.56   $    25.98
Operating                                                    ----------  ----------  ----------  ----------   ----------
Performance:        Investment income--net                          .25         .35         .43         .47          .55
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                             (3.04)       4.48        7.04        7.49         4.18
                                                             ----------  ----------  ----------  ----------   ----------
                    Total from investment operations              (2.79)       4.83        7.47        7.96         4.73
                                                             ----------  ----------  ----------  ----------   ----------
                    Less dividends and distributions:
                      Investment income--net                       (.32)       (.44)       (.44)       (.54)        (.58)
                      Realized gain on investments--net           (3.38)      (2.41)      (2.23)      (1.39)        (.57)
                                                             ----------  ----------  ----------  ----------   ----------
                    Total dividends and distributions             (3.70)      (2.85)      (2.67)      (1.93)       (1.15)
                                                             ----------  ----------  ----------  ----------   ----------
                    Net asset value, end of year             $    35.88  $    42.37  $    40.39  $    35.59   $    29.56
                                                             ==========  ==========  ==========  ==========   ==========

Total Investment    Based on net asset value per share           (6.95%)     13.36%      21.98%      28.60%       18.69%
Return:*                                                     ==========  ==========  ==========  ==========   ==========

Ratios to Average   Expenses                                      1.58%       1.58%       1.57%       1.58%        1.59%
Net Assets:                                                  ==========  ==========  ==========  ==========   ==========
                    Investment income--net                         .66%        .92%       1.12%       1.51%        1.83%
                                                             ==========  ==========  ==========  ==========   ==========

Supplemental        Net assets, end of year (in
Data:               thousands)                               $  413,240  $  535,132  $  538,104  $  337,828   $  211,787
                                                             ==========  ==========  ==========  ==========   ==========
                    Portfolio turnover                           27.80%      15.52%      17.79%      13.00%       13.94%
                                                             ==========  ==========  ==========  ==========   ==========


                   *Total investment returns exclude the effects of sales charges.
                  ++Based on average shares outstanding.

                    See Notes to Financial Statements.


Merrill Lynch Basic Value Fund, Inc.
June 30, 2000


FINANCIAL INFORMATION (concluded)


Financial Highlights (concluded)
The following per share data and ratios have been derived                             Class D
from information provided in the financial statements.                      For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                         2000++      1999++      1998++       1997++       1996
Per Share           Net asset value, beginning of year       $    43.55  $    41.42  $    36.42   $   30.16   $    26.41
Operating                                                    ----------  ----------  ----------  ----------   ----------
Performance:        Investment income--net                          .56         .65         .74         .73          .76
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                             (3.12)       4.61        7.19        7.66         4.27
                                                             ----------  ----------  ----------  ----------   ----------
                    Total from investment operations              (2.56)       5.26        7.93        8.39         5.03
                                                             ----------  ----------  ----------  ----------   ----------
                    Less dividends and distributions:
                      Investment income--net                       (.62)       (.72)       (.70)       (.74)        (.71)
                      Realized gain on investments--net           (3.38)      (2.41)      (2.23)      (1.39)        (.57)
                                                             ----------  ----------  ----------  ----------   ----------
                    Total dividends and distributions             (4.00)      (3.13)      (2.93)      (2.13)       (1.28)
                                                             ----------  ----------  ----------  ----------   ----------
                    Net asset value, end of year             $    36.99  $    43.55  $    41.42  $    36.42   $    30.16
                                                             ==========  ==========  ==========  ==========   ==========

Total Investment    Based on net asset value per share           (6.19%)     14.25%      22.89%      29.65%       19.61%
Return:*                                                     ==========  ==========  ==========  ==========   ==========

Ratios to Average   Expenses                                       .80%        .80%        .79%        .80%         .81%
Net Assets:                                                  ==========  ==========  ==========  ==========   ==========
                    Investment income--net                        1.43%       1.69%       1.89%       2.28%        2.61%
                                                             ==========  ==========  ==========  ==========   ==========

Supplemental        Net assets, end of year (in
Data:               thousands)                               $1,764,541  $1,980,153  $1,734,702  $  886,391   $  434,396
                                                             ==========  ==========  ==========  ==========   ==========
                    Portfolio turnover                           27.80%      15.52%      17.79%      13.00%       13.94%
                                                             ==========  ==========  ==========  ==========   ==========


                   *Total investment returns exclude the effects of sales charges.
                  ++Based on average shares outstanding.

                    See Notes to Financial Statements.


Merrill Lynch Basic Value Fund, Inc.
June 30, 2000



NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Basic Value Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund offers four classes of shares under the Merrill Lynch Select PricingSM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price. Short-term securities are valued at amortized cost, which approximates market value. Other investments are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Fund is authorized to write covered call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction) the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written options are non-income producing investments.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be withheld on interest, dividends, and capital gains at various rates.



Merrill Lynch Basic Value Fund, Inc.
June 30, 2000



NOTES TO FINANCIAL STATEMENTS (continued)


(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $5,437 have been reclassified between undistributed net investment income and undistributed net realized capital gains. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's daily net assets at the following annual rates:
 .60% of the Fund's average daily net assets not exceeding $100 million; .50% of the Fund's average daily net assets in excess of $100 million but not exceeding $200 million; and .40% of average daily net assets in excess of $200 million.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees, which are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                     Account     Distribution
                                 Maintenance Fee     Fee

Class B                                 .25%          .75%
Class C                                 .25%          .75%
Class D                                 .25%          --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended June 30, 2000, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:


                                       FAMD         MLPF&S

Class A                               $22,619      $205,127
Class D                               $62,128      $886,622


For the year ended June 30, 2000, MLPF&S received contingent deferred sales charges of $5,763,029 and $147,381 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $1,354 and $5,631 relating to transactions subject to front-end sales charge waivers in Class A and Class D Shares, respectively.

In addition, MLPF&S received $870,372 in commissions on the execution of portfolio security transactions for the Fund for the year ended June 30, 2000.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.



Merrill Lynch Basic Value Fund, Inc.
June 30, 2000



Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, FDS, FAMD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended June 30, 2000 were $3,037,606,426 and $4,447,906,405, respectively.

Net realized gains (losses) for the year ended June 30, 2000 and net unrealized gains as of June 30, 2000 were as follows:


                                    Realized           Unrealized
                                  Gains (Losses)         Gains

Long-term investments           $1,093,535,228       $3,257,536,700
Short-term investments                  38,647                   --
Foreign currency
transactions                            (5,437)                  --
                                --------------       --------------
Total                           $1,093,568,438       $3,257,536,700
                                ==============       ==============


As of June 30, 2000, net unrealized appreciation for Federal income tax purposes aggregated $3,254,170,497, of which $3,886,808,646 related to appreciated securities and $632,638,149 related to depreciated securities. At June 30, 2000, the aggregate cost of investments for Federal income tax purposes was $6,641,216,356.


4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $974,351,249 and $856,068,652 for the years ended June 30, 2000 and June 30, 1999, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Year                         Dollar
Ended June 30, 2000                   Shares        Amount

Shares sold                        21,748,421    $  840,385,437
Shares issued to share-
holders in reinvestment of
dividends and distributions        11,830,766       463,822,355
                                -------------    --------------
Total issued                       33,579,187     1,304,207,792
Shares redeemed                   (40,690,956)   (1,542,137,894)
                                -------------    --------------
Net decrease                       (7,111,769)   $ (237,930,102)
                                =============    ==============



Class A Shares for the Year                         Dollar
Ended June 30, 1999                   Shares        Amount

Shares sold                        20,196,939    $  780,540,464
Shares issued to share-
holders in reinvestment of
dividends and
distributions                      11,153,781       409,873,748
                                -------------    --------------
Total issued                       31,350,720     1,190,414,212
Shares redeemed                   (46,729,482)   (1,810,824,259)
                                -------------    --------------
Net decrease                      (15,378,762)   $ (620,410,047)
                                =============    ==============



Class B Shares for the Year                         Dollar
Ended June 30, 2000                   Shares        Amount

Shares sold                        17,917,716    $  683,877,947
Shares issued to share-
holders in reinvestment of
dividends and
distributions                       9,453,124       364,692,253
                                -------------    --------------
Total issued                       27,370,840     1,048,570,200
Automatic conversion of
shares                             (8,316,014)     (312,475,761)
Shares redeemed                   (41,210,138)   (1,533,109,301)
                                -------------    --------------
Net decrease                      (22,155,312)   $ (797,014,862)
                                =============    ==============



Class B Shares for the Year                         Dollar
Ended June 30, 1999                   Shares        Amount

Shares sold                        27,355,260    $1,040,580,495
Shares issued to share-
holders in reinvestment of
dividends and
distributions                       8,668,007       313,408,370
                                -------------    --------------
Total issued                       36,023,267     1,353,988,865
Automatic conversion of
shares                             (6,408,614)     (245,296,730)
Shares redeemed                   (38,483,558)   (1,454,712,411)
                                -------------    --------------
Net decrease                       (8,868,905)   $ (346,020,276)
                                =============    ==============


Class C Shares for the Year                         Dollar
Ended June 30, 2000                   Shares        Amount

Shares sold                         3,284,218    $  123,460,935
Shares issued to share-
holders in reinvestment of
dividends and
distributions                       1,088,326        41,475,630
                                -------------    --------------
Total issued                        4,372,544       164,936,565
Shares redeemed                    (5,486,946)     (201,554,584)
                                -------------    --------------
Net decrease                       (1,114,402)   $  (36,618,019)
                                =============    ==============


Merrill Lynch Basic Value Fund, Inc.
June 30, 2000


NOTES TO FINANCIAL STATEMENTS (concluded)


Class C Shares for the Year                         Dollar
Ended June 30, 1999                   Shares        Amount

Shares sold                         3,468,691    $  131,902,536
Shares issued to share-
holders in reinvestment of
dividends and distributions           968,946        34,651,917
                                -------------    --------------
Total issued                        4,437,637       166,554,453
Shares redeemed                    (5,130,823)     (190,784,222)
                                -------------    --------------
Net decrease                         (693,186)   $  (24,229,769)
                                =============    ==============



Class D Shares for the Year                         Dollar
Ended June 30, 2000                   Shares        Amount

Shares sold                         8,132,011    $  311,680,464
Automatic conversion of
shares                              8,185,410       312,475,761
Shares issued to shareholders
in reinvestment of dividends
and distributions                   4,234,118       165,539,229
                                -------------    --------------
Total issued                       20,551,539       789,695,454
Shares redeemed                   (18,308,770)     (692,483,720)
                                -------------    --------------
Net increase                        2,242,769    $   97,211,734
                                =============    ==============



Class D Shares for the Year                         Dollar
Ended June 30, 1999                   Shares        Amount

Shares sold                         8,724,946    $  335,847,226
Automatic conversion of
shares                              6,315,960       245,296,730
Shares issued to shareholders
in reinvestment of dividends
and distributions                   3,334,999       122,301,439
                                -------------    --------------
Total issued                       18,375,905       703,445,395
Shares redeemed                   (14,787,957)     (568,853,955)
                                -------------    --------------
Net increase                        3,587,948    $  134,591,440
                                =============    ==============


<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Merrill Lynch Basic Value Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Basic Value Fund, Inc. as of June 30, 2000, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evi-dence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at June 30, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Basic Value Fund, Inc. as of June 30, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in accordance with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
August 10, 2000
</AUDIT-REPORT>


Merrill Lynch Basic Value Fund, Inc.
June 30, 2000


IMPORTANT TAX INFORMATION (unaudited)

The following information summarizes all per share distributions paid by Merrill Lynch Basic Value Fund, Inc. during its taxable year ended June 30, 2000:

                                                            Qualifying     Non-Qualifying       Total         Long-Term
                           Record          Payable           Ordinary         Ordinary         Ordinary        Capital
                            Date             Date             Income           Income           Income          Gains*
Class A Shares:           8/09/1999         8/17/1999        $.498424         $.129745         $.628169       $2.253290
                         12/03/1999        12/09/1999        $.397845         $.172074         $.569919       $ .647517
Class B Shares:           8/09/1999         8/17/1999        $.330757         $.086100         $.416857       $2.253290
                         12/03/1999        12/09/1999        $.255969         $.110711         $.366680       $ .647517
Class C Shares:           8/09/1999         8/17/1999        $.336666         $.087638         $.424304       $2.253290
                         12/03/1999        12/09/1999        $.258419         $.111770         $.370189       $ .647517
Class D Shares:           8/09/1999         8/17/1999        $.458818         $.119435         $.578253       $2.253290
                         12/03/1999        12/09/1999        $.363476         $.157209         $.520685       $ .647517


*All of the long-term capital gains distributions are subject to the 20% tax rate.

The domestic qualifying ordinary income qualifies for the dividends received deduction for corporations.

Please retain this information for your records.


As of June 30, 2000
                                               Percent of
Ten Largest Holdings                           Net Assets

Exxon Mobil Corporation                            4.7%
Citigroup Inc.                                     4.6
International Business Machines
  Corporation                                      4.5
Koninklijke (Royal) Philips Electronics
  NV (NY Registered Shares)                        4.3
Wells Fargo Company                                3.1
Telefonica SA (ADR)                                3.0
Royal Dutch Petroleum Company
  (NY Registered Shares)                           2.5
BP Amoco PLC (ADR)                                 2.3
SBC Communications Inc.                            2.2
Hewlett-Packard Company                            2.1